SIREN ETF TRUST

(the “Trust”)

Siren DIVCON Leaders Dividend ETF

Ticker: LEAD

Siren NexGen Economy ETF

Ticker: BLCN

(each, a “Fund” and together, the “Funds”)

Supplement dated July 1, 2026 to the

Summary Prospectuses, Prospectus and Statement of Additional Information (“SAI”),

each dated July 29, 2025, as supplemented

This Supplement updates certain information contained in the Summary Prospectuses, Prospectus and SAI, and should be read in conjunction with the Summary Prospectuses, Prospectus and SAI.

The Board of Trustees of the Trust has approved the liquidation and termination of the Funds, which is expected to occur on or about Tuesday, July 21, 2026 (the “Liquidation Date”).

In anticipation of the liquidation of each Fund, the Funds’ investment adviser will manage each Fund in a manner intended to facilitate its orderly liquidation, such as by holding cash or making investments in other highly-liquid assets. As a result, effective immediately, all or a portion of each Fund may not be invested in a manner consistent with the Fund’s stated investment strategies, which may prevent the Fund from achieving its investment objective. The Siren DIVCON Leaders Dividend ETF is likely to experience higher tracking error than is typical for the Fund.

The primary listing exchange for the Siren DIVCON Leaders Dividend ETF is Cboe BZX Exchange, Inc., and the primary listing exchange for the Siren NexGen Economy ETF is The NASDAQ Stock Market LLC. The Funds will accept redemptions of creation units, and shareholders will be able to sell shares of their respective Fund on the Fund’s primary listing exchange, until the close of trading on July 14, 2026. Customary brokerage charges may apply to such transactions. Shareholders may only be able to sell their shares to certain broker-dealers, and there is no assurance that there will be a market for each Fund’s shares.

Shareholders who continue to hold shares of a Fund on the Liquidation Date will receive a liquidating distribution with a value equal to their proportionate ownership interest in such Fund on that date. This liquidating distribution received by a shareholder may be in an amount that is greater or less than the amount a shareholder might receive if they sell their shares before the Liquidation Date. Any assets of which the Funds are unable to dispose and any unresolved liabilities of a Fund as of the Liquidation Date will be contributed to a separate liquidating trust, and the beneficial interests of the liquidating trust will be distributed pro rata to each Fund’s shareholders.

The liquidation distribution amounts will include any accrued income and capital gains and will generally be a taxable event for shareholders investing through taxable accounts. You should consult your personal tax advisor concerning your particular tax situation. The net asset value of a Fund on the Liquidation Date will reflect costs of liquidating the Fund. Shareholders will receive liquidation proceeds as soon as practicable after the Liquidation Date.

Shareholders should call the Funds at (866) 829-5457 for additional information.

Please retain this supplement for future reference.